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                       SUPPLEMENT DATED DECEMBER 10, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2004
                       METROPOLITAN LIFE SEPARATE ACCOUNT E
       METLIFE PERSONAL INCOMEPLUS(SM) VARIABLE INCOME ANNUITY CONTRACTS
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Supplement updates certain information in the prospectus dated May 1, 2004 for group non-qualified and qualified MetLife Personal IncomePlus variable income annuity contracts.

1. On page 49, after the second bulleted paragraph under the heading "Income Payments", add the following:

      - Income payments and amount received on the exercise of a withdrawal or partial withdrawal option under your non-qualified Income Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead by taxable under the rules for income payment or withdrawals, whichever is applicable.

      - Additionally, if you are under age 59 1/2 at the time income payments commence and intend the income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after income payments commence will generally invalidate the exception and subject you to additional penalties and interest.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE


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